[EATON VANCE LOGO]

[PHOTO OF SKYLINE OF CHINA]

ANNUAL REPORT AUGUST 31, 2002

[PHOTO OF CHINESE ART]

EATON VANCE
GREATER CHINA
GROWTH
FUND

[PHOTO OF GREAT WALL OF CHINA]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]

THOMAS E. FAUST JR.
PRESIDENT

Eaton Vance Greater China Growth Fund Class A shares had a total return of -3.71% for the year ended August 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $8.63 on August 31, 2001 to $8.31 on August 31, 2002.(1)

Class B shares had a total return of -4.44% for the same period, the result of a decrease in NAV from $7.66 on August 31, 2001 to $7.32 on August 31, 2002.(1)

Class C shares had a total return of -4.61% for the same period, the result of a decrease in NAV from $5.21 on August 31, 2001 to $4.97 on August 31, 2002.(1)

The Morgan Stanley Capital International All Country Far East Free ex-Japan Index - a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the China region - had a return of 8.84% for the year ended August 31, 2002.(2)

FOLLOWING A TUMULTUOUS 2001, SIGNS OF A TENTATIVE RECOVERY IN ASIA ...

While global political tensions and a weak U.S. economy had a depressing effect on many Asian economies in 2001, the region has begun to move tentatively toward recovery in 2002. The pace of economic activity gathered some momentum early in the year and has been boosted by a slow climb in exports. Interestingly, while a rise in exports to the west is welcomed - especially by the electronics sector - recent trends have pointed to an Asian economy that is increasingly insulated from export shocks. Local economies continue to benefit from strong domestic demand, a surge in intraregional trade and the increasing importance of China as a regional trade partner. These trends represent very healthy signs for the Asian economy, establishing a growing buffer against economic fluctuations in the U.S. and Europe.

TRENDS POINT TO IMPRESSIVE LONG-TERM GROWTH FOR THE CHINA REGION...

One positive trend in the market corrections of last year was a return to reasonable valuations. That created a more rational investment climate, a development that should be healthy for investors and for the market over the longer-term.

While the pace of the Asian recovery remains uncertain, we remain optimistic about China's long-term potential. Rising wealth levels are resulting in increased standards of living. Meanwhile, the region remains a vital source of technology and innovation. These trends should provide a further boost to the China region's impressive growth. In the following pages, portfolio manager Pamela Chan discusses the past year and provides her thoughts on the Greater China region in the year ahead.

                             Sincerely,


                             /s/ THOMAS E. FAUST JR.

                             Thomas E. Faust Jr.
                             President
                             October 9, 2002


FUND INFORMATION
AS OF AUGUST 31, 2002

PERFORMANCE(3)                        CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                -3.71%          -4.44%          -4.61%
Five Years                             -14.04          -14.62          -14.64
Life of Fund+                           -0.76           -3.19           -7.71

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                -9.28%          -9.22%          -5.56%
Five Years                             -15.06          -14.96          -14.64
Life of Fund+                           -1.35           -3.19           -7.71

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93

TEN LARGEST HOLDINGS(4)
--------------------------------------------------------------
ChinaTrust Financial Holding Co. Ltd.                     5.4%
CLP Holdings Ltd.                                         5.2
HSBC Holdings PLC                                         4.8
CNOOC, Ltd.                                               4.6
Hong Kong Exchange and Clearing                           3.8
Global Bio-Chem Technology Group, Ltd.                    3.6
Huaneng Power International, Inc.                         3.4
Taiwan Semiconductor Manufacturing Co.                    3.4
Samsung Electronics                                       3.1
Fountain Set Holdings Ltd.                                2.7

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for the Fund's Class B and Class C shares.

(2) It is not possible to invest directly in an Index. Calculations for MSCI Index use net dividends, which reflect the deduction of withholding taxes.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

(4) Ten largest holdings accounted for 40.0% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

MANAGEMENT DISCUSSION

[PHOTO OF PAMELA CHAN]

Pamela Chan
Portfolio Manager

AN INTERVIEW WITH PAMELA CHAN OF LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO GREATER CHINA GROWTH PORTFOLIO.

Q: PAMELA, HOW WOULD YOU CHARACTERIZE THE ECONOMIC ENVIRONMENT AND THE MARKETS WITHIN THE CHINA REGION DURING THE PAST YEAR?

A: The past year has been quite challenging for investors in many of the China region markets, with Hong Kong and Taiwan posting sharp losses in 2002. The Hong Kong economy has been mired in a recession, as its export-dependent economy has suffered from the global slowdown and the uneven recovery in the U.S. The Hong Kong property market has also been in a slump, which has contributed to a slowdown in retail sales activity.

     While Taiwan was also affected by weak U.S. export demand, the industrial output has nonetheless been fairly robust in 2002. Taiwan's manufacturing sector has been boosted by rising trade with mainland China, while the nation's regional exports benefited from the strong Japanese yen. GDP growth for Hong Kong and Taiwan is expected to rebound in 2003, although the weak pace of the U.S. economy leaves the timing of the recovery in question.

Q:   HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: As of August 31, 63.2% of the Portfolio's investments were in Hong Kong, (28.0% of that in China stocks listed in Hong Hong), 24.8% in Taiwan, 4.1% in Thailand and 3.3% in Korea. We continue to focus on two main themes in China and Hong Kong: the outsourcing trend and domestic demand in China. Within Taiwan we have reduced the weighting in technology and increased the weighting in financials. We believe that the banking sector consolidation will be beneficial for stock prices. In Thailand, we believe that the stocks we hold will benefit from strong domestic consumption. In Korea, we had an investment in Samsung Electronics which we believe is trading on extremely attractive valuations and well positioned to gain market share from the competition.

     Another major shift was a reduction in diversified operations companies, which were among the Portfolio's largest holdings six months ago. These large companies, which typically have significant real estate and property holdings, have been hurt badly by the unwinding of the property bubble that has occurred since 1998. Amid sagging real estate prices and a downward trend in rental rates, stocks in the property sector moved sharply lower during the year. While we have dramatically reduced or eliminated our positions in this area, the property sector impaired the Fund's performance earlier in the period.


[CHART]

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
BY TOTAL NET ASSETS
----------------------------------------------
Banks                                    14.3%
Electric - Generating                     8.7%
Semiconductors/Circuits                   6.7%
Foods                                     6.0%
Diversivid Financial Services             5.6%


[CHART]

REGIONAL DISTRIBUTION(1)
AS A PERCENTAGE OF COMMON STOCK INVESTMENTS
----------------------------------------------
Hong Kong                                63.2%
Taiwan                                   24.8%
Thailand                                  4.1%
Korea                                     3.3%
China                                     2.5%
U.S.                                      2.1%

(1) Because the Fund is actively managed, Industry Weightings and Regional Distribution are subject to change. All data as of 8/31/02.

Q: BANKS CONSTITUTED THE PORTFOLIO'S LARGEST SECTOR WEIGHTING. WHAT KIND OF COMPANIES DID YOU EMPHASIZE?

A: The banking industry in Asia is currently undergoing dramatic changes, as structural reforms and mergers are transforming this key sector. These moves are aimed at making the region's banks more efficient as a source of lending and a vehicle for capital formation, and generally more competitive in a global economy. As part of its entry into the World Trade Organization, China has agreed to open its banking sector to foreign competitors by 2006. For the region's premier banks, the China market represents a colossal opportunity.

     HSBC Holdings Plc maintains the largest branch network among foreign banks in mainland China and has a global reach that features 5,000 offices in 80 countries. Even in a deflationary climate, the company managed an operating profit in line with last year's results. HSBC has cut costs, increased its wealth management business and invested in improved customer services. The results showed the strength of the company's businesses in Hong Kong and the rest of the region.

     ChinaTrust Financial is one of Taiwan's most profitable banks. The company has registered impressive asset growth in recent years, due, in part, to a prudent acquisition strategy. China-Trust has been aggressive in pursuing new banking outlets for its customers, investing heavily in Internet banking and securities trading. ChinaTrust also has designs on the mainland China market.

Q: THE PORTFOLIO ALSO HAD INVESTMENTS IN DIVERSIFIED FINANCIAL SERVICES COMPANIES. COULD YOU GIVE AN EXAMPLE OF A FINANCIAL SERVICES COMPANY HELD BY THE PORTFOLIO?

A: Hong Kong Exchange and Clearing (HKEC) was formed in March 2001 by the merger of the Stock Exchange of Hong Kong and the Hong Kong Futures Exchange. HKEC operates the stock exchange and futures exchange in Hong Kong and their related clearing house, providing a trading platform for primary and secondary market trading, derivatives trading, clearing, settlement and custodial activities, as well as maintaining market indices, benchmarks and continues market information.

     The Exchange has established a goal of becoming the leading full service market in the region and the primary vehicle for capital formation for not only Hong Kong, but also China. The merger has resulted in more liquid markets, lower transaction costs, greater efficiencies of scale and improved transparency. While enjoying strong volume and revenue growth, HKEC has also contributed to an increase in investor confidence in the region's financial markets.

Q: ELECTRIC GENERATING COMPANIES WERE ANOTHER MAJOR FOCUS OF THE PORTFOLIO. WHAT COMPANIES DOES THE PORTFOLIO HOLD IN THAT AREA?

A: CLP Holdings Ltd is a major Hong Kong-based electric utility and one of the largest power producers in Asia. Its subsidiaries serve 2 million people in Hong Kong. CLP operates under a Scheme-of-Control Agreement, which gives it a guaranteed return on its generating assets until 2008. Scheme-of-Control earnings account for over 70% of the total. We particularly like the earnings certainty that the Scheme-of-Control provides.

     Huaneng Power International is China's largest independent power producer and is well positioned to benefit from the upcoming reform in the power sector in China. The company's valuation compares well to other regional utilities with an attractive dividend yield.

Q: YOU INDICATED THAT, WHILE TECHNOLOGY HAS STRUGGLED RECENTLY, THE PORTFOLIO HAD SOME LARGE HOLDINGS IN SEMICONDUCTOR COMPANIES. COULD YOU GIVE SOME EXAMPLES?

A: Yes. Taiwan Semiconductor Manufacturing Co. (TSMC) is the world's largest independent semiconductor foundry. While the global semiconductor industry has battled a slump in the past two years, TSMC has fared relatively well, benefiting from its manufacturing strengths and versatility. In the second quarter of 2002, TSMC enjoyed 68% revenue growth over the same period a year earlier. The company has consistently met its customers' demands for high quality and fast design cycles. Recently, TSMC introduced its new Nexsys technology, which is expected to begin full-scale production in 2003. The new technology will produce high-performance, low power-demand integrated circuits for a broad range of applications.

     Korea-based Samsung Electronics is a leading supplier of advanced memory chip technology. In recent years, the company has transformed itself into a producer of premier, branded digital consumer electronics and appliances. With its Home VITA product, Samsung is pioneering the concept of home networking: the linking of personal computers, televisions, cameras, refrigerators and other home appliances, providing new conveniences and applications for consumers.

Q: YOU SUGGESTED THAT FOOD AND BEVERAGE STOCKS TEND TO DISPLAY DEFENSIVE CHARACTERISTICS IN AN UNCERTAIN ECONOMY. COULD YOU GIVE SOME EXAMPLES OF THE PORTFOLIO'S FOOD HOLDINGS?

A: Yes. Global Bio-Chem Technology Group, a Hong Kong-based company, is involved in the research and development, manufacture and sale of corn-based biochemical products in China and other Asian countries. The company has its main production facility in Jilin Province in China and is one of the three largest corn-based biochemical producers in China. Global has generated very impressive sales volumes - 26% growth in the first half of 2002 - as it has expanded its market for food products such as lysine, modified starch and sweeteners used in food and beverage products.

     The company has increasingly focused on higher-margin products, and toward that end, formed a strategic partnership in August 2001 with the U.S. food giant, Cargill, Inc. The two companies will jointly build a production facility in Shanghai, giving Global Bio-Chem access to Cargill's long-time expertise in supply chain management, distribution channels, food applications and health and nutrition.

     Elsewhere in the food-related area, Cafe de Coral Holdings runs nearly 400 restaurants around the world, 182 in Hong Kong alone. The company is Hong Kong's leading fast-food restaurant operator and, with its moderately-priced value menus, has benefited significantly from the slower economy. Cafe de Coral's has also been able to selectively renegotiate leases in the weak real estate climate, thus improving its cost structure going forward.

Q:   WERE THERE ANY OTHER AREAS THAT WERE ESPECIALLY COMPELLING?

A: Energy is a sector that we believe holds significant opportunities. While China`s current energy needs are already massive, they are expected to grow exponentially as the economy expands in coming years. Fortunately, China is blessed with enormous oil and natural gas reserves in the South China Sea. CNOOC Ltd. monitors China's offshore oil and gas exploration and production activities, which it conducts in partnership with international oil and gas firms. The company has amassed more than 1.8 billion barrels (of oil equivalent) in proven reserves, primarily in the South China Sea. CNOOC is also engaged in oil refining, natural gas processing, and refined and processed products marketing, and has achieved very impressive volume growth in recent years.

     CNOOC has aggressively ramped up offshore exploration spending in 2002, while pursuing an ambitious acquisition strategy, giving the company access to production in other parts of Asia. As a result, CNOOC is very well-positioned to meet the growing demand for natural gas in China, especially in the coastal regions.

Q:   PAMELA, WHAT IS YOUR OUTLOOK FOR THE CHINA REGION IN THE COMING YEAR?

A: While the region's economic recovery has been slow, we are positive on the long term outlook. China's industrial production continues to be strong supported by the outsourcing trend, domestic demand, WTO entry and the Olympics.

     We have witnessed many China-region companies able to maintain impressive revenue and earnings growth, irrespective of the slowdown elsewhere. China's growth continues to outperform the rest of the world. Recent months have seen the irrational selling of stocks. As a result, compelling opportunities are emerging across many sectors. We are confident that, over time, the stock prices of good quality companies with solid earnings growth and good return prospects will reflect their attractive prospects. We believe that the Portfolio is well positioned to take advantage of these opportunities.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER CHINA GROWTH FUND CLASS A vs. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX*

OCTOBER 31, 1992 - AUGUST 31, 2002

                         FUND                FUND          MSCI AC FAR EAST
                       VALUE AT           VALUE WITH        FREE EX-JAPAN
  DATE                    NAV            SALES CHARGE            INDEX
--------------------------------------------------------------------------------
10/31/1992              10,000              10,000              10,000
11/30/1992               9,770               9,208               9,639
12/31/1992               9,800               9,237               9,354
 1/31/1993               9,910               9,340               9,650
 2/28/1993              10,560               9,953              10,224
 3/31/1993              10,860              10,236              10,231
 4/30/1993              11,860              11,178              11,141
 5/31/1993              12,280              11,574              11,793
 6/30/1993              11,600              10,933              11,485
 7/31/1993              11,610              10,943              11,560
 8/31/1993              12,450              11,734              12,528
 9/30/1993              12,730              11,998              13,012
10/31/1993              14,570              13,732              15,408
11/30/1993              14,780              13,930              15,304
12/31/1993              17,713              16,695              19,025
 1/31/1994              16,489              15,541              17,725
 2/28/1994              15,677              14,776              16,707
 3/31/1994              13,801              13,008              14,890
 4/30/1994              13,982              13,178              15,591
 5/31/1994              14,624              13,783              16,256
 6/30/1994              13,741              12,951              15,534
 7/31/1994              14,664              13,821              16,401
 8/31/1994              15,757              14,851              17,737
 9/30/1994              15,637              14,738              17,452
10/31/1994              15,577              14,681              17,790
11/30/1994              14,142              13,329              16,096
12/31/1994              14,013              13,207              15,698
 1/31/1995              12,499              11,780              14,015
 2/28/1995              13,559              12,779              15,431
 3/31/1995              13,751              12,960              15,505
 4/30/1995              13,569              12,789              15,359
 5/31/1995              14,801              13,950              17,230
 6/30/1995              14,568              13,731              16,971
 7/31/1995              15,003              14,140              17,239
 8/31/1995              14,366              13,541              16,419
 9/30/1995              14,599              13,759              16,703
10/31/1995              14,266              13,445              16,450
11/30/1995              13,953              13,150              16,277
12/31/1995              14,508              13,674              17,087
 1/31/1996              15,921              15,006              18,653
 2/29/1996              15,669              14,768              18,589
 3/31/1996              15,507              14,616              18,738
 4/30/1996              15,851              14,939              19,263
 5/31/1996              15,992              15,073              19,075
 6/30/1996              15,568              14,673              18,691
 7/31/1996              14,599              13,759              17,344
 8/31/1996              15,124              14,254              17,971
 9/30/1996              15,548              14,654              18,424
10/31/1996              15,447              14,559              18,076
11/30/1996              16,507              15,558              19,111
12/31/1996              16,807              15,841              18,990
 1/31/1997              17,024              16,046              19,266
 2/28/1997              17,521              16,514              19,337
 3/31/1997              16,455              15,509              18,280
 4/30/1997              16,838              15,870              17,814
 5/31/1997              18,712              17,636              18,718
 6/30/1997              20,535              19,354              19,219
 7/31/1997              21,280              20,057              19,312
 8/31/1997              19,776              18,639              15,757
 9/30/1997              18,961              17,870              15,638
10/31/1997              13,333              12,566              11,823
11/30/1997              12,763              12,029              11,071
12/31/1997              12,629              11,903              10,576
 1/31/1998              10,798              10,177               9,685
 2/28/1998              13,322              12,556              11,907
 3/31/1998              13,009              12,261              11,617
 4/30/1998              11,836              11,156              10,420
 5/31/1998              10,273               9,682               8,807
 6/30/1998               9,469               8,925               7,848
 7/31/1998               8,810               8,304               7,630
 8/31/1998               7,660               7,220               6,451
 9/30/1998               8,620               8,125               7,146
10/31/1998               9,972               9,398               9,098
11/30/1998              10,184               9,598               9,926
12/31/1998               9,860               9,293              10,066
 1/31/1999               8,989               8,472               9,728
 2/28/1999               8,933               8,420               9,541
 3/31/1999               9,558               9,009              10,613
 4/30/1999              11,423              10,766              13,066
 5/31/1999              10,898              10,272              12,529
 6/30/1999              12,987              12,240              14,684
 7/31/1999              12,384              11,672              14,101
 8/31/1999              12,730              11,998              14,331
 9/30/1999              11,937              11,251              13,180
10/31/1999              12,495              11,777              13,819
11/30/1999              14,438              13,608              15,210
12/31/1999              15,823              14,913              16,305
 1/31/2000              15,990              15,071              15,942
 2/29/2000              17,263              16,271              15,088
 3/31/2000              18,603              17,534              15,813
 4/30/2000              15,611              14,713              14,530
 5/31/2000              14,885              14,029              13,370
 6/30/2000              16,024              15,103              14,005
 7/31/2000              16,091              15,166              13,493
 8/31/2000              15,845              14,934              13,331
 9/30/2000              14,237              13,419              11,786
10/31/2000              13,109              12,356              10,865
11/30/2000              12,573              11,851              10,327
12/31/2000              12,674              11,945              10,304
 1/31/2001              13,969              13,166              11,688
 2/28/2001              13,065              12,314              11,119
 3/31/2001              11,691              11,019               9,932
 4/30/2001              12,116              11,419               9,970
 5/31/2001              11,926              11,240               9,913
 6/30/2001              11,468              10,809               9,703
 7/31/2001              10,709              10,093               9,330
 8/31/2001               9,637               9,083               9,181
 9/30/2001               8,419               7,935               7,720
10/31/2001               8,989               8,472               8,116
11/30/2001               9,972               9,398               9,236
12/31/2001              10,474               9,872              10,072
 1/31/2002              10,753              10,135              10,485
 2/28/2002              10,519               9,914              10,512
 3/31/2002              10,943              10,314              11,275
 4/30/2002              11,122              10,482              11,437
 5/31/2002              11,189              10,545              11,215
 6/30/2002              10,429               9,830              10,609
 7/31/2002               9,804               9,240              10,218
 8/31/2002               9,279               8,746               9,992


PERFORMANCE                           CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                -3.71%          -4.44%          -4.61%
Five Years                             -14.04          -14.62          -14.64
Life of Fun+                            -0.76           -3.19           -7.71

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                -9.28%          -9.22%          -5.56%
Five Years                             -15.06          -14.96          -14.64
Life of Fund+                           -1.35           -3.19           -7.71

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93*

Source: TowersData, Bethesda, MD. Investment operations commenced 10/28/92. Index information is available only at month-end; therefore, the line comparison begins at the month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Far East Free ex-Japan Index -- a broad-based index of common stocks traded in the Asian markets. For the period from 10/31/92 -12/31/98, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/98-8/31/02, the Index data was calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/98. The Index line on the chart reflects that adjustment. An investment in the Fund's Class B shares on 6/7/93 at net asset value would have been worth $7,415 on August 31, 2002. An investment in the Fund's Class C shares on 12/28/93 at net asset value would have been worth $4,983 on August 31, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

Returns are calculated by determining the percentage change in net asset value
(NAV) with all distributions reinvested. SEC average annual returns reflect applicable contingent deferred sales charge (CDSC).

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002
Assets
------------------------------------------------------
Investment in Greater China Growth
   Portfolio, at value
   (identified cost, $65,537,273)         $ 61,092,449
Receivable for Fund shares sold                 16,803
------------------------------------------------------
TOTAL ASSETS                              $ 61,109,252
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $     55,691
Payable to affiliate for distribution
   and service fees                             15,440
Dividends payable                                  490
Accrued expenses                               103,541
------------------------------------------------------
TOTAL LIABILITIES                         $    175,162
------------------------------------------------------
NET ASSETS                                $ 60,934,090
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $114,113,402
Accumulated net realized loss from
   Portfolio
   (computed on the basis of identified
   cost)                                   (48,705,055)
Accumulated net investment loss                (29,433)
Net unrealized depreciation from
   Portfolio
   (computed on the basis of identified
   cost)                                    (4,444,824)
------------------------------------------------------
TOTAL                                     $ 60,934,090
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 25,091,149
SHARES OUTSTANDING                           3,018,154
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.31
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $8.31)       $       8.82
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 32,946,003
SHARES OUTSTANDING                           4,499,018
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.32
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  2,896,938
SHARES OUTSTANDING                             582,475
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       4.97
------------------------------------------------------
On sales of $50,000 or more, the offering price of
   Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2002
Investment Income
-----------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $44,796)             $ 1,401,460
Interest allocated from Portfolio              29,364
Expenses allocated from Portfolio            (825,871)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $   604,953
-----------------------------------------------------
Expenses
-----------------------------------------------------
Management fee                            $   186,834
Trustees' fees and expenses                     2,148
Distribution and service fees
   Class A                                    153,532
   Class B                                    400,892
   Class C                                     39,376
Transfer and dividend disbursing agent
   fees                                       261,556
Registration fees                              46,245
Printing and postage                           34,650
Legal and accounting services                  20,033
Custodian fee                                  17,293
Miscellaneous                                  16,315
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,178,874
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    10,726
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    10,726
-----------------------------------------------------

NET EXPENSES                              $ 1,168,148
-----------------------------------------------------

NET INVESTMENT LOSS                       $  (563,195)
-----------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis) (net of foreign taxes,
      $176,282)                           $ 1,622,198
   Foreign currency transactions              (28,247)
-----------------------------------------------------
NET REALIZED GAIN                         $ 1,593,951
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(2,311,017)
   Foreign currency                             1,582
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(2,309,435)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $  (715,484)
-----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(1,278,679)
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $      (563,195) $      (810,151)
   Net realized gain                            1,593,951       13,581,425
   Net change in unrealized
      appreciation (depreciation)              (2,309,435)     (69,982,479)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $    (1,278,679) $   (57,211,205)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $    26,318,331  $    37,905,868
      Class B                                   3,713,802        1,624,336
      Class C                                  20,035,876        7,725,269
   Cost of shares redeemed
      Class A                                 (32,533,209)     (50,018,162)
      Class B                                 (11,568,264)     (18,610,671)
      Class C                                 (20,798,911)     (10,391,289)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $   (14,832,375) $   (31,764,649)
--------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $   (16,111,054) $   (88,975,854)
--------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------
At beginning of year                      $    77,045,144  $   166,020,998
--------------------------------------------------------------------------
AT END OF YEAR                            $    60,934,090  $    77,045,144
--------------------------------------------------------------------------
Accumulated net
investment loss included
in net assets
--------------------------------------------------------------------------
AT END OF YEAR                            $       (29,433) $    (1,113,473)
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.630        $14.190        $11.400        $ 6.860        $17.710
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income (loss)        $(0.042)       $(0.045)       $(0.069)       $ 0.012        $ 0.013
Net realized and unrealized
   gain (loss)                       (0.278)        (5.515)         2.859          4.528        (10.863)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.320)       $(5.560)       $ 2.790        $ 4.540        $(10.850)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.310        $ 8.630        $14.190        $11.400        $ 6.860
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       (3.71)%       (39.18)%        24.47%         66.18%        (61.26)%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $25,091        $31,649        $66,428        $65,299        $56,277
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.68%          2.42%          2.30%          2.33%          2.27%
   Expenses after custodian
      fee reduction(3)                 2.37%          2.20%          2.08%          2.14%          2.15%
   Net investment income
      (loss)                          (0.46)%        (0.40)%        (0.51)%         0.13%          0.11%
Portfolio Turnover of the
   Portfolio                            155%            35%            34%            57%            42%
---------------------------------------------------------------------------------------------------------

 (1) Net investment income (loss) per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 7.660        $12.710        $10.260        $ 6.200        $16.130
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.078)       $(0.092)       $(0.120)       $(0.049)       $(0.041)
Net realized and unrealized
   gain (loss)                       (0.262)        (4.958)         2.570          4.109         (9.889)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.340)       $(5.050)       $ 2.450        $ 4.060        $(9.930)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.320        $ 7.660        $12.710        $10.260        $ 6.200
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       (4.44)%       (39.73)%        23.88%         65.48%        (61.56)%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $32,946        $41,907        $90,742        $92,860        $75,635
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         3.18%          2.93%          2.77%          2.83%          2.78%
   Expenses after custodian
      fee reduction(3)                 2.87%          2.71%          2.55%          2.64%          2.66%
   Net investment loss                (0.96)%        (0.91)%        (0.97)%        (0.59)%        (0.40)%
Portfolio Turnover of the
   Portfolio                            155%            35%            34%            57%            42%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 5.210        $ 8.640        $ 6.980        $ 4.220        $10.970
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.049)       $(0.063)       $(0.083)       $(0.039)       $(0.025)
Net realized and unrealized
   gain (loss)                       (0.191)        (3.367)         1.743          2.799         (6.725)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.240)       $(3.430)       $ 1.660        $ 2.760        $(6.750)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 4.970        $ 5.210        $ 8.640        $ 6.980        $ 4.220
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       (4.61)%       (39.70)%        23.78%         65.40%        (61.53)%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 2,897        $ 3,489        $ 8,851        $ 8,158        $ 6,449
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         3.18%          2.92%          2.80%          2.83%          2.79%
   Expenses after custodian
      fee reduction(3)                 2.87%          2.70%          2.58%          2.64%          2.67%
   Net investment loss                (0.89)%        (0.91)%        (0.99)%        (0.69)%        (0.36)%
Portfolio Turnover of the
   Portfolio                            155%            35%            34%            57%            42%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.8% at August 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's and the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2007, and August 31, 2008, respectively ($47,540,665 and $1,617,906).

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      2,857,006    3,392,867
    Redemptions                               (3,505,388)  (4,406,245)
    ------------------------------------------------------------------
    NET DECREASE                                (648,382)  (1,013,378)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        452,382      162,908
    Redemptions                               (1,423,146)  (1,833,656)
    ------------------------------------------------------------------
    NET DECREASE                                (970,764)  (1,670,748)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      3,548,814    1,096,752
    Redemptions                               (3,636,054)  (1,451,586)
    ------------------------------------------------------------------
    NET DECREASE                                 (87,240)    (354,834)
    ------------------------------------------------------------------

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended August 31, 2002 the Fund received $99,389 in redemption fees on Class A shares.

4 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2002, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $186,834. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $3,448 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2002. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's
   Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $83,690, $300,669 and $29,532 for Class A, Class B, and
   Class C shares, respectively to or payable to EVD for the year ended
   August 31, 2002, representing approximately 0.27%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 2002, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,134,000 and $5,897,000 for Class B and Class C shares, respectively.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2002 amounted to approximately $69,842, $100,223 and $9,844 for Class A, Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of uncovered distribution charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no uncovered distribution charges exist will be credited to the Fund. EVD received approximately $140,000 and $12,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $49,631,309 and $65,678,489, respectively, for the year ended August 31, 2002.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GROWTH TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 11, 2002

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 93.9%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

CHINA -- 2.4%

SECURITY                                  SHARES           VALUE
Foods -- 2.4%
----------------------------------------------------------------------
People's Food Holdings, Ltd.                   2,328,000   $ 1,450,136
The company produces and sells frozen &
fresh pork, processed meat and chicken
meat throughout China.
----------------------------------------------------------------------
                                                           $ 1,450,136
----------------------------------------------------------------------
Total China
   (identified cost $1,516,129)                            $ 1,450,136
----------------------------------------------------------------------

HONG KONG -- 59.4%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Agricultural Operations -- 2.4%
----------------------------------------------------------------------
Chaoda Modern Agriculture Holdings, Ltd.       4,580,000   $ 1,467,958
The company engages in growing and sales
of crops, breeding and sale of livestock
and sale of ancillary food products.
----------------------------------------------------------------------
                                                           $ 1,467,958
----------------------------------------------------------------------
Airlines -- 2.6%
----------------------------------------------------------------------
Cathay Pacific Airways, Ltd.                   1,010,000   $ 1,560,331
The company operates scheduled airline
services, airline catering, aircraft
handling and engineering.
----------------------------------------------------------------------
                                                           $ 1,560,331
----------------------------------------------------------------------
Appliances -- 0.5%
----------------------------------------------------------------------
Allan International Holdings, Ltd.             2,598,000   $   329,748
The company designs, manufactures and
sells a wide range of household
electrical appliances, personal care
products and toys.
----------------------------------------------------------------------
                                                           $   329,748
----------------------------------------------------------------------
Banks -- 4.8%
----------------------------------------------------------------------
HSBC Holdings PLC                                256,800   $ 2,913,711
One of the largest banking and financial
services organizations in the world.
----------------------------------------------------------------------
                                                           $ 2,913,711
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Building Materials -- 1.0%
----------------------------------------------------------------------
Anhui Conch Cement Co., Ltd.                   2,124,000   $   626,312
The company produces and sells cement
and commodity clinker which are used in
infrastructure & construction projects.
----------------------------------------------------------------------
                                                           $   626,312
----------------------------------------------------------------------
Business Services - Miscellaneous -- 1.2%
----------------------------------------------------------------------
Linmark Group, Ltd.                            2,850,000   $   727,120
The company engages in sourcing business
and the business of provision of supply
chain management solutions to retail
chain operators, brands, wholesalers,
mail order houses and department stores
in various countries.
----------------------------------------------------------------------
                                                           $   727,120
----------------------------------------------------------------------
Chemicals - Diversified -- 1.8%
----------------------------------------------------------------------
Kingboard Chemical Holdings, Ltd.              1,376,000   $ 1,076,110
Manufacturer of laminates, copper foil,
glass fabric, specialty chemicals and
printed-circuit-board products.
----------------------------------------------------------------------
                                                           $ 1,076,110
----------------------------------------------------------------------
Cosmetics & Toiletries -- 2.2%
----------------------------------------------------------------------
Natural Beauty Bio-Technology, Ltd.           14,960,000   $ 1,323,393
The company researches, develops,
manufactures and sells beauty,
aromatherapeutic and skin care branded
products, distributed through a sales
network in Greater China. It also
provides skin treatments and SPA
services through its beauty centres.
----------------------------------------------------------------------
                                                           $ 1,323,393
----------------------------------------------------------------------
Distribution / Wholesale -- 1.7%
----------------------------------------------------------------------
Espirit Holdings, Ltd.                           646,000   $ 1,051,827
The company engages in design,
licensing, sourcing, manufacturing,
wholesale and retail distribution of
high quality apparel and related
products under the ESPRIT brand name,
and Red Earth cosmetics, skin and
general body care products.
----------------------------------------------------------------------
                                                           $ 1,051,827
----------------------------------------------------------------------
Diversified Financial Services -- 2.0%
----------------------------------------------------------------------
Guoco Group, Ltd.                                210,000   $ 1,195,392
The company engages in finance,
insurance, stockbroking, property
development and merchant banking.
----------------------------------------------------------------------
                                                           $ 1,195,392
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Diversified Operations -- 2.1%
----------------------------------------------------------------------
Jardine Matheson Holdings, Ltd.                  226,400   $ 1,313,120
A multinational conglomerate engages in
financial services, investment
properties, supermarkets, hotels,
engineering and insurance.
----------------------------------------------------------------------
                                                           $ 1,313,120
----------------------------------------------------------------------
Drugs -- 0.4%
----------------------------------------------------------------------
Far East Pharmaceutical Technology Co.,
Ltd.                                           1,174,000   $   255,873
The company manufactures, markets and
distributes pharmaceutical products in
the PRC.
----------------------------------------------------------------------
                                                           $   255,873
----------------------------------------------------------------------
Electric - Generation -- 8.7%
----------------------------------------------------------------------
CLP Holdings, Ltd.                               794,000   $ 3,196,379
The company engages in electricity
generation & supply, power projects in
the PRC and other Asian countries, and
also property development.
Huaneng Power International, Inc.              2,780,000     2,102,834
Largest independent power generation
company in China.
----------------------------------------------------------------------
                                                           $ 5,299,213
----------------------------------------------------------------------
Finance - Other Services -- 3.9%
----------------------------------------------------------------------
Hong Kong Exchanges and Clearing               1,784,000   $ 2,355,810
Engaged in the stock exchange, futures
exchange, and securities clearing
services in Hong Kong.
----------------------------------------------------------------------
                                                           $ 2,355,810
----------------------------------------------------------------------
Foods -- 3.6%
----------------------------------------------------------------------
Global Bio-chem Technology Group Co.,
Ltd.                                           8,088,800   $ 2,229,619
The company manufactures corn refined
and corn based biochemical products in
China and researches and develops corn
based biochemical products.
----------------------------------------------------------------------
                                                           $ 2,229,619
----------------------------------------------------------------------
Industrial / Manufacturing -- 0.0%
----------------------------------------------------------------------
CIM Co., Ltd.(1)(2)                            1,800,000   $         0
Diversified company with interests in
property and investment, public
transportation, trading and
hotel operations.
----------------------------------------------------------------------
                                                           $         0
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Insurance -- 2.0%
----------------------------------------------------------------------
China Insurance International Holdings
Co., Ltd.                                      2,980,000   $ 1,232,123
Underwriting and broking of reinsurance
business; underwriting of life and
general insurance business in China.
----------------------------------------------------------------------
                                                           $ 1,232,123
----------------------------------------------------------------------
Medical Products -- 1.4%
----------------------------------------------------------------------
Sun Hing Vision Group Holdings, Ltd.           2,970,000   $   875,775
The company designs, manufactures and
sells optical products.
----------------------------------------------------------------------
                                                           $   875,775
----------------------------------------------------------------------
Metals - Industrial -- 2.7%
----------------------------------------------------------------------
Asia Aluminum Holdings, Ltd.                  18,230,000   $ 1,659,408
The company manufactures and sells
aluminum and stainless steel products.
----------------------------------------------------------------------
                                                           $ 1,659,408
----------------------------------------------------------------------
Mining -- 2.5%
----------------------------------------------------------------------
Yanzhou Coal Mining Co., Ltd.                  4,356,000   $ 1,535,779
Underground mining of prime quality coal
from its mines in Shangdong Province.
----------------------------------------------------------------------
                                                           $ 1,535,779
----------------------------------------------------------------------
Oil Companies - Exploration & Production -- 4.6%
----------------------------------------------------------------------
CNOOC, Ltd.                                    2,040,000   $ 2,837,711
The company's business is exploration,
development and production of crude oil
and natural gas in offshore China.
----------------------------------------------------------------------
                                                           $ 2,837,711
----------------------------------------------------------------------
Restaurants -- 1.5%
----------------------------------------------------------------------
Cafe De Coral Holdings, Ltd.                   1,214,000   $   926,070
The company operates quick service
restaurants, fast casual dining,
institutional catering and specialty
restaurant chains, and food
manufacturing.
----------------------------------------------------------------------
                                                           $   926,070
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Semiconductor Components / Integrated
Circuits -- 1.8%
----------------------------------------------------------------------
Topsearch International Holdings,
Ltd.(2)                                        8,376,000   $ 1,095,330
The company manufactures and sells a
broad range of double-sided and
multi-layer printed boards (PCBs).
----------------------------------------------------------------------
                                                           $ 1,095,330
----------------------------------------------------------------------
Textiles -- 2.7%
----------------------------------------------------------------------
Fountain Set Holdings, Ltd.                    4,500,000   $ 1,673,088
The company engages in production &
sales of finished knitted fabrics,
sewing threads & dyed yarns; provision
of knitting, dyeing, printing & fabric
finishing services; trading of raw yarns
and sale of garments.
----------------------------------------------------------------------
                                                           $ 1,673,088
----------------------------------------------------------------------
Transportation -- 1.3%
----------------------------------------------------------------------
China Merchants Holdings                       1,089,000   $   767,890
Engaged in the Industrial and
Infrastructure business.
----------------------------------------------------------------------
                                                           $   767,890
----------------------------------------------------------------------
Total Hong Kong
   (identified cost $39,308,042)                           $36,328,711
----------------------------------------------------------------------

REPUBLIC OF KOREA -- 3.1%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Electronic Components - Miscellaneous -- 3.1%
----------------------------------------------------------------------
Samsung Electronics                                6,920   $ 1,913,710
World's largest DRAM company and a
leading mobile handset manufacturer.
----------------------------------------------------------------------
                                                           $ 1,913,710
----------------------------------------------------------------------
Total Republic of Korea
   (identified cost $584,876)                              $ 1,913,710
----------------------------------------------------------------------

TAIWAN -- 23.3%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Banks -- 9.6%
----------------------------------------------------------------------
Chinatrust Financial Holding Co.,
Ltd.(2)                                        4,259,000   $ 3,325,981
The company provides a variety of
banking and financial services.
E. Sun Financial Holding Co., Ltd.(2)          2,500,000       950,570
The company provides commercial and
banking services as well as brokerage
and dealer services for short-term debt
instruments.
Far Eastern International Bank                 4,460,000       828,342
The company provides general commercial
banking services.
Taishin Finanicial Holdings Co., Ltd.(2)       1,605,000       760,486
The company provides commercial banking
services.
----------------------------------------------------------------------
                                                           $ 5,865,379
----------------------------------------------------------------------
Building Materials -- 2.3%
----------------------------------------------------------------------
Basso Industry Corp.                             449,000   $   689,456
The company manufactures, assembles and
markets pneumatic nailers and staplers.
Globe Union Industrial Corp.                     526,250       723,421
The company manufactures and markets a
variety of faucets.
----------------------------------------------------------------------
                                                           $ 1,412,877
----------------------------------------------------------------------
Chemicals - Diversified -- 1.7%
----------------------------------------------------------------------
Formosa Chemical & Fiber Corp.                 1,155,400   $ 1,064,495
The company manufactures artificial
fibre for the textile industry.
----------------------------------------------------------------------
                                                           $ 1,064,495
----------------------------------------------------------------------
Diversified Financial Services -- 2.3%
----------------------------------------------------------------------
SinoPac Holdings Co.(2)                        3,138,231   $ 1,376,820
The company provides commercial banking
and securities brokerage services.
----------------------------------------------------------------------
                                                           $ 1,376,820
----------------------------------------------------------------------
Entertainment -- 1.5%
----------------------------------------------------------------------
Holiday Entertainment Co., Ltd.                1,223,000   $   940,769
The company operates private karaoke
rooms throughout Taiwan.
----------------------------------------------------------------------
                                                           $   940,769
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Semiconductor Components / Integrated
Circuits -- 4.9%
----------------------------------------------------------------------
Realtek Semiconductor Corp.                       24,600   $    70,512
The company designs, tests and
distributes integrated circuits which
are used in consumer electronics,
computer systems and peripherals, and
communication network hardware.
Taiwan Semiconductor Manufacturing
Co.(2)                                         1,431,917     2,089,870
One of the world's largest contract
manufacturers of integrated circuits
(foundry) for third parties.
United Microelectronics Corp.(2)               1,029,350       846,000
One of the world's largest independent
semiconductor foundries.
----------------------------------------------------------------------
                                                           $ 3,006,382
----------------------------------------------------------------------
Telecommunication Services -- 1.0%
----------------------------------------------------------------------
Taiwan Cellular Corp.(2)                         531,000   $   590,173
The company provides cellular
telecommunication services.
----------------------------------------------------------------------
                                                           $   590,173
----------------------------------------------------------------------
Total Taiwan
   (identified cost $16,291,825)                           $14,256,895
----------------------------------------------------------------------

THAILAND -- 3.8%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Building - Heavy Construction -- 1.2%
----------------------------------------------------------------------
Italian-Thai Development PCL(2)                  970,000   $   706,143
The company is involved in construction
project management, engineering and
design of large scale civil works and
infrastructure projects in Thailand and
Southeast Asia.
----------------------------------------------------------------------
                                                           $   706,143
----------------------------------------------------------------------
Building Materials -- 1.2%
----------------------------------------------------------------------
Dynasty Ceramic PCL                              377,000   $   745,253
The company produces ceramic floor tiles
used for both indoor and outdoor
construction and decoration.
----------------------------------------------------------------------
                                                           $   745,253
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Diversified Financial Services -- 1.4%
----------------------------------------------------------------------
AEON Thana Sinsap (Thailand) PCL                  96,100   $   404,967
The company provides consumer financial
services such as hire purchase, personal
loans and credit cards.
Kiatnakin Finance PCL                            573,200       468,168
The company provides financial services
including commercial and consumer
financing to its customers.
----------------------------------------------------------------------
                                                           $   873,135
----------------------------------------------------------------------
Total Thailand
   (identified cost $2,534,771)                            $ 2,324,531
----------------------------------------------------------------------

UNITED STATES -- 1.9%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Telecommunication Services -- 1.9%
----------------------------------------------------------------------
UTStarcom, Inc.(2)                                90,200   $ 1,190,640
The company manufactures
telecommunications equipment for
wireline and wireless network service
providers, derives the majority of its
revenue from PAS wireless access
systems, broadband capable access
systems for wireline networks and
IP-based soft-switch products in China.
----------------------------------------------------------------------
                                                           $ 1,190,640
----------------------------------------------------------------------
Total United States
   (identified cost $1,984,986)                            $ 1,190,640
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $62,220,629)                           $57,464,623
----------------------------------------------------------------------
Total Investments -- 93.9%
   (identified cost $62,220,629)                           $57,464,623
----------------------------------------------------------------------
Other Assets, Less Liabilities -- 6.1%                     $ 3,731,381
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $61,196,004
----------------------------------------------------------------------

 Company descriptions are unaudited.
 (1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (2)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

TOP TEN HOLDINGS

                                                                      PERCENTAGE
COMPANY                                   INDUSTRY SECTOR             OF NET ASSETS  VALUE
-----------------------------------------------------------------------------------------------
Chinatrust Financial Holding Co., Ltd.                         Banks         5.4%    $3,325,981
CLP Holdings, Ltd.                             Electric - Generation         5.2      3,196,379
HSBC Holdings PLC                                              Banks         4.8      2,913,711
CNOOC, Ltd.                                          Oil Companies -
                                            Exploration & Production         4.6      2,837,711
Hong Kong Exchanges and Clearing            Finance - Other Services         3.8      2,355,810
Global Bio-chem Technology                                     Foods
  Group Co., Ltd.                                                            3.6      2,229,619
Huaneng Power International, Inc.              Electric - Generation         3.4      2,102,834
Taiwan Semiconductor Manufacturing Co.     Semiconductor Components/
                                                 Integrated Circuits         3.4      2,089,870
Samsung Electronics                          Electronic Components -
                                                       Miscellaneous         3.1      1,913,710
Fountain Set Holdings, Ltd.                                 Textiles         2.7      1,673,088

INDUSTRY CONCENTRATION -- BELOW ARE THE TOP TEN INDUSTRY SECTORS REPRESENTED IN THE PORTFOLIO OF INVESTMENTS

                                          PERCENTAGE
COMPANY                                   OF NET ASSETS  VALUE
-------------------------------------------------------------------
Banks                                           14.3%    $8,779,090
Foods                                            6.0      3,679,755
Building Materials                               4.6      2,784,442
Chemicals - Diversified                          3.5      2,140,605
Airlines                                         2.5      1,560,331
Agricultural Operations                          2.4      1,467,958
Cosmetics & Toiletries                           2.2      1,323,393
Distribution/Wholesale                           1.7      1,051,827
Business Services - Miscellaneous                1.2        727,120
Appliances                                       0.5        329,748

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002
Assets
-----------------------------------------------------
Investments, at value
   (identified cost, $62,220,629)         $57,464,623
Cash                                          571,546
Foreign currency, at value
   (identified cost, $3,013,940)            2,999,225
Interest and dividends receivable             165,996
Prepaid expenses                                  290
-----------------------------------------------------
TOTAL ASSETS                              $61,201,680
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Accrued expenses                          $     5,676
-----------------------------------------------------
TOTAL LIABILITIES                         $     5,676
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $61,196,004
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $65,945,733
Net unrealized depreciation (computed on
   the basis of identified cost)           (4,749,729)
-----------------------------------------------------
TOTAL                                     $61,196,004
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2002
Investment Income
-----------------------------------------------------
Dividends (net of foreign taxes,
   $46,059)                               $ 1,439,237
Interest                                       30,417
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 1,469,654
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   578,320
Administration fee                            192,668
Trustees' fees and expenses                     9,346
Legal and accounting services                  50,826
Custodian fee                                 238,257
Miscellaneous                                   6,440
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,075,857
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $   226,782
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $   226,782
-----------------------------------------------------

NET EXPENSES                              $   849,075
-----------------------------------------------------

NET INVESTMENT INCOME                     $   620,579
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis) (net of foreign
      taxes, $181,256)                    $ 1,288,733
   Foreign currency transactions              (29,327)
-----------------------------------------------------
NET REALIZED GAIN                         $ 1,259,406
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(1,955,660)
   Foreign currency                             1,806
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(1,953,854)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $  (694,448)
-----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $   (73,869)
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------
From operations --
   Net investment income                  $       620,579  $       842,547
   Net realized gain                            1,259,406       13,350,303
   Net change in unrealized depreciation       (1,953,854)     (70,877,958)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $       (73,869) $   (56,685,108)
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $    50,377,622  $    50,608,469
   Withdrawals                                (68,225,260)     (83,986,900)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   (17,847,638) $   (33,378,431)
--------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $   (17,921,507) $   (90,063,539)
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $    79,117,511  $   169,181,050
--------------------------------------------------------------------------
AT END OF YEAR                            $    61,196,004  $    79,117,511
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002        2001        2000         1999         1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.40%       1.29%        1.25%        1.23%        1.19%
   Expenses after custodian
      fee reduction                  1.10%       1.08%        1.06%        1.05%        1.07%
   Net investment income             0.81%       0.71%        0.51%        1.08%        1.19%
Portfolio Turnover                    155%         35%          34%          57%          42%
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                     (2.72)%        --           --           --           --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $61,196     $79,118     $169,181     $168,102     $140,649
---------------------------------------------------------------------------------------------

 (1) Total Return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.
 H Other -- Investment transactions are accounted for on a trade date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2002, the adviser fee amounted to $578,320. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2002, the administrative fee amounted to $192,668. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $110,656,022 and $124,217,895, respectively, for the year ended August 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $62,238,942
    -----------------------------------------------------
    Gross unrealized appreciation             $ 4,212,197
    Gross unrealized depreciation              (8,986,516)
    -----------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(4,774,319)
    -----------------------------------------------------

   The appreciation on foreign currency is $6,277.

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2002.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2002.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GREATER CHINA GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 2002, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 11, 2002

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

INVESTMENT MANAGEMENT

FUND MANAGEMENT. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                                POSITION(S)                 TERM OF
            NAME                 WITH THE                 OFFICE AND
          AND DATE               TRUST AND                 LENGTH OF                       PRINCIPAL OCCUPATION(S)
          OF BIRTH               PORTFOLIO                  SERVICE                         DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz         Trustee of       Since 1998                          President and Chief Executive Officer of
DOB: 11/28/59                 the Trust                                            National Financial Partners (financial
                                                                                   services company) (since April 1999).
                                                                                   President and Chief Operating Officer of
                                                                                   John A. Levin & Co. (registered
                                                                                   investment adviser) (July 1997 to April
                                                                                   1999) and a Director of Baker,
                                                                                   Fentress & Company, which owns John A.
                                                                                   Levin & Co. (July 1997 to April 1999).
                                                                                   Ms. Bibliowicz is an interested person
                                                                                   because of her affiliation with a
                                                                                   brokerage firm.
James B. Hawkes               Trustee of the   Trustee of the Trust since 1989;    Chairman, President and Chief Executive
DOB: 11/9/41                  Trust; Vice      Vice President and Trustee of the   Officer of BMR, EVM and their corporate
                              President and    Portfolio since 1992                parent, Eaton Vance Corp. (EVC), and
                              Trustee of                                           corporate trustee, Eaton Vance, Inc.
                              Portfolio                                            (EV), respectively; Director of EV; Vice
                                                                                   President and Director of EVD. Trustee
                                                                                   and/or officer of 178 investment
                                                                                   companies in the Eaton Vance Fund
                                                                                   Complex. Mr. Hawkes is an interested
                                                                                   person because of his positions with
                                                                                   BMR, EVM and EVC, which are affiliates
                                                                                   of the Trust and the Portfolio.
Hon. Robert Lloyd George(2)   President and    Since 1992                          Chairman and Chief Executive Officer of
DOB: 8/13/52                  Trustee of                                           Lloyd George Management (B.V. I.)
                              the Portfolio                                        Limited, Lloyd George Management (Hong
                                                                                   Kong) Limited and Lloyd George
                                                                                   Investment Management
                                                                                   (Bermuda) Limited.
---------------------------------------------------------------------------------------------------------------------------


            NAME               NUMBER OF PORTFOLIOS
          AND DATE                IN FUND COMPLEX                 OTHER DIRECTORSHIPS
          OF BIRTH            OVERSEEN BY TRUSTEE(1)                      HELD
----------------------------
Jessica M. Bibliowicz                        173                          None
DOB: 11/28/59

James B. Hawkes                              178                    Director of EVC
DOB: 11/9/41

Hon. Robert Lloyd George(2)                    5                          None
DOB: 8/13/52

----------------------------

NONINTERESTED TRUSTEE(S)

                                POSITION(S)                 TERM OF
            NAME                 WITH THE                 OFFICE AND
          AND DATE               TRUST AND                 LENGTH OF                       PRINCIPAL OCCUPATION(S)
          OF BIRTH               PORTFOLIO                  SERVICE                         DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Hon. Edward K.Y. Chen(2)      Trustee of       Since 1992                          President of Lingnan University of Hong
DOB: 1/14/45                  the Portfolio                                        Kong. Director of First Pacific Company
                                                                                   and Asia Satellite Telecommunications
                                                                                   Holdings Ltd. Board Member of the Mass
                                                                                   Transit Railway Corporation. Member of
                                                                                   the Executive Council of the Hong Kong
                                                                                   Government from 1992-1997.
Donald R. Dwight              Trustee          Trustee of the Trust since 1989;    President of Dwight Partners, Inc.
DOB: 3/26/31                                   of the Portfolio since 1996         (corporate relations and communications
                                                                                   company).


            NAME               NUMBER OF PORTFOLIOS
          AND DATE                IN FUND COMPLEX                 OTHER DIRECTORSHIPS
          OF BIRTH            OVERSEEN BY TRUSTEE(1)                      HELD
----------------------------
Hon. Edward K.Y. Chen(2)                       5                          None
DOB: 1/14/45

Donald R. Dwight                             178        Trustee/Director of the Royce Funds
DOB: 3/26/31                                            (mutual funds) consisting of 17
                                                        portfolios

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

INVESTMENT MANAGEMENT CONT'D

                                POSITION(S)                 TERM OF
            NAME                 WITH THE                 OFFICE AND
          AND DATE               TRUST AND                 LENGTH OF                       PRINCIPAL OCCUPATION(S)
          OF BIRTH               PORTFOLIO                  SERVICE                         DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Samuel L. Hayes, III          Trustee          Trustee of the Trust since 1989;    Jacob H. Schiff Professor of Investment
DOB: 2/23/35                                   of the Portfolio since 1992         Banking Emeritus, Harvard University
                                                                                   Graduate School of Business
                                                                                   Administration.
Norton H. Reamer              Trustee          Trustee of the Trust since 1989;    President, Unicorn Corporation (an
DOB: 9/21/35                                   of the Portfolio since 1996         investment and financial advisory
                                                                                   services company) (since September
                                                                                   2000). Chairman, Hellman, Jordan
                                                                                   Management Co., Inc. (an investment
                                                                                   management company) (since November
                                                                                   2000). Advisory Director, Berkshire
                                                                                   Capital Corporation (investment banking
                                                                                   firm) (since June 2002). Formerly,
                                                                                   Chairman of the Board, United Asset
                                                                                   Management Corporation (a holding
                                                                                   company owning institutional investment
                                                                                   management firms) and Chairman,
                                                                                   President and Director, UAM Funds
                                                                                   (mutual funds).
Lynn A. Stout                 Trustee of       Since 1998                          Professor of Law, University of
DOB: 9/14/57                  the Trust                                            California at Los Angeles School of Law
                                                                                   (since July 2001). Formerly, Professor
                                                                                   of Law, Georgetown University Law
                                                                                   Center.
Jack L. Treynor               Trustee of       Since 1989                          Investment Adviser and Consultant.
DOB: 2/21/30                  the Trust
---------------------------------------------------------------------------------------------------------------------------


            NAME               NUMBER OF PORTFOLIOS
          AND DATE                IN FUND COMPLEX                 OTHER DIRECTORSHIPS
          OF BIRTH            OVERSEEN BY TRUSTEE(1)                      HELD
----------------------------
Samuel L. Hayes, III                         178        Director of Tiffany & Co. (specialty
DOB: 2/23/35                                            retailer) and Director of Telect, Inc.
                                                        (telecommunication services company)

Norton H. Reamer                             178        None
DOB: 9/21/35

Lynn A. Stout                                173        None
DOB: 9/14/57

Jack L. Treynor                              170        None
DOB: 2/21/30
----------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)                 TERM OF
         NAME               WITH THE                 OFFICE AND
       AND DATE             TRUST AND                 LENGTH OF                       PRINCIPAL OCCUPATION(S)
       OF BIRTH             PORTFOLIO                  SERVICE                         DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of     Since 2002                          Executive Vice President and Chief
DOB: 5/31/58             the Trust                                            Investment Officer of EVM and BMR and
                                                                              Director of EVC. Officer of 50
                                                                              investment companies managed by EVM or
                                                                              BMR.
Pamela Chan(2)           Vice President   Since 2002                          Director of Lloyd George Investment
DOB: 2/7/57              of the                                               Management (Bermuda) Limited. Officer of
                         Portfolio                                            1 investment company managed by EVM or
                                                                              BMR.
Gregory Coleman          Vice President   Since 2001                          Partner of Atlanta Capital Management
DOB: 10/28/49            of the Trust                                         Company, L.L.C. (Atlanta Capital).
                                                                              Officer of 10 investment companies
                                                                              managed by EVM or BMR.
William Walter Raleigh   Vice President   Since 1992                          Director, Finance Director and Chief
Kerr(2)                  and Assistant                                        Operating Officer of Lloyd George
DOB: 8/17/50             Treasurer of                                         Management (Hong Kong) Limited and Lloyd
                         the Portfolio                                        George Investment Management (Bermuda)
                                                                              Limited. Director of Lloyd George
                                                                              Management (B.V.I.) Limited. Officer of
                                                                              4 investment companies managed by EVM or
                                                                              BMR.
James A. Womack          Vice President   Since 2001                          Vice President of Atlanta Capital.
DOB: 11/20/68            of the Trust                                         Officer of 10 investment companies
                                                                              managed by EVM or BMR.
Alan R. Dynner           Secretary        Since 1997                          Vice President, Secretary and Chief
DOB: 10/10/40                                                                 Legal Officer of BMR, EVM, EVD and EVC.
                                                                              Officer of 178 investment companies
                                                                              managed by EVM or BMR.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2002

INVESTMENT MANAGEMENT CONT'D

                           POSITION(S)                 TERM OF
         NAME               WITH THE                 OFFICE AND
       AND DATE             TRUST AND                 LENGTH OF                       PRINCIPAL OCCUPATION(S)
       OF BIRTH             PORTFOLIO                  SERVICE                         DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
William J. Austin Jr.    Treasurer of     Since 2002                          Assistant Vice President of EVM and BMR.
DOB: 12/27/51            the Portfolio                                        Officer of 54 investment companies
                                                                              managed by EVM or BMR.
James L. O'Connor        Treasurer of     Since 1989                          Vice President of BMR, EVM and EVD.
DOB: 4/1/45              the Trust                                            Officer of 100 investment companies
                                                                              managed by EVM or BMR.
----------------------------------------------------------------------------------------------------------------------

 (1)  Includes both master and feeder-funds in a master feeder structure.
 (2) The business address for Ms. Chan, Mr. Kerr and Mr. Lloyd George is 3808 One Exchange Square, Central, Hong Kong. The business address for
      Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

SPONSOR AND MANAGER OF EATON VANCE GREATER CHINA GROWTH FUND
AND ADMINISTRATOR OF GREATER CHINA GROWTH PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS, INC.

PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call:
1-800-262-1122

EATON VANCE GREATER CHINA GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

406-10/02                                                                  CGSRC